EXHIBIT 32.2

CERTIFICATE OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned, John M. Duffey, Senior Vice President and Chief Financial Officer of Dade Behring Holdings, Inc. (the “Company”) has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007 (the “Report”).

The undersigned hereby certifies that to his knowledge:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John M. Duffey
Date: May 1, 2007	John M. Duffey
Chief Financial Officer